EXHIBIT 10.24

                                    AMENDMENT

     AMENDMENT, dated as of March 4, 1998 (this "AMENDMENT"), to the Amended and Restated Credit Agreement, dated as of September 9, 1997 as heretofore amended (the "CREDIT AGREEMENT") among RECOTON CORPORATION, a New York corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "AGENT").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to t he Borrower, and

     WHEREAS, the Borrower has requested, and upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                              SECTION I. AMENDMENTS

     1.1. AMENDMENT TO SECTION 7.2. Subsection 7.2(g) of the Credit Agreement is hereby amended by deleting therefrom the amount "US$2,500,000" and substituting in lieu thereof the amount "US$12,000,000".


                            SECTION II. MISCELLANEOUS

     2.1. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by registered or certified mail, five days (or ten days, in the case of mailings between locations inside and outside of the United States) days after being deposited in the mails, postage prepaid (airmail, in the case of mailings between locations inside and outside of the United States), or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

         The Borrower:      Recoton Corporation
                            2950 Lake Emma Road
                            Lake Mary, Florida 32746
                            Attention:  Stuart Mont
                            Fax:  407-444-0559

                            With a copy to:

                            Theodore Lynn, Esq.
                            Stroock & Stroock & Lavan LLP
                            180 Maiden Lane
                            New York, New York  10038
                            Fax:  212 806-6006

         The Agent:         The Chase Manhattan Bank
                            92-25 Queens Boulevard, 11th Floor
                            Rego Park, New York 11374
                            Attention:  Recoton Account Officer
                            Fax:  718-830-5892

     2.2. SUCCESSORS AND ASSIGNS: PARTICIPATIONS AND ASSIGNMENTS. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Agent and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

     2.3. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with Borrower and the Agent.

     2.4. SEVERABILITY. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     2.5. INTEGRATION. This Amendment represents the agreement of the Borrower and the Agent with respect to the subject matter hereof and thereof, and there are not promises, undertakings, representations and warranties by the Agent relative to the subject matter hereof and thereof not expressly set forth or referred to herein.

     2.6. FEES AND EXPENSES. The Borrower hereby agrees to pay all reasonable legal fees and disbursements incurred by the Agent in connection with the preparation, execution and delivery of this Amendment.

     2.7. CONTINUING EFFECT OF PREVIOUS AGREEMENTS. Except as expressly amended hereby, the terms and provisions of the Credit Agreement and each of the documents executed and delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

     2.8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     RECOTON CORPORATION


                                     By:      /S/ ARNOLD KEZSBOM
                                              Name:  Arnold Kezsbom
                                              Title:  Vice President


                                      THE CHASE MANHATTAN BANK
                                        as Administrative Agent and as a Lender


                                      By:      /S/ C.F. MATTHIESSEN
                                               Name: C.F. Matthiessen
                                               Title:  Vice President


                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                      NATIONAL ASSOCIATION


                                      By:      /S/ WILLIAM C. BARR III
                                               Name: William C. Barr III
                                               Title:  First Vice President


                                      HARRIS TRUST AND SAVINGS BANK


                                      By:      /S/ RAYMOND WHITACRE
                                               Name: Raymond Whitacre
                                               Title:  Vice President
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                                      MARINE MIDLAND BANK


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